FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT
AND GUARANTY AGREEMENT

This First Amendment to Amended and Restated Credit and Guaranty Agreement (this “Amendment”) is made as of this 23rd day of July, 2019, by and among CTR PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), CARETRUST REIT, INC., a Maryland corporation (the “REIT Guarantor”), the other Guarantors identified herein, KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), on behalf of itself and certain other lenders (each a “Lender” and collectively, the “Lenders”) and the Lenders party hereto. Unless otherwise defined herein, terms defined in the Credit Agreement set forth below shall have the same meaning herein.
W I T N E S S E T H:
WHEREAS, the Borrower, the REIT Guarantor and the other Guarantors party thereto, the Administrative Agent and certain of the Lenders have entered into a certain Amended and Restated Credit and Guaranty Agreement dated as of February 8, 2019 (the “Credit Agreement”); and
WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:
1.Pricing. The Administrative Agent and Lenders acknowledge and agree that, notwithstanding the actual Consolidated Leverage Ratio as of March 31, 2019, the Applicable Margin under the Credit Agreement shall remain at Level 1 in the Pricing Grid until such date as the financial statements and Compliance Certificate are delivered (or were required to be delivered) for the quarter ending June 30, 2019. The agreement of the Administrative Agent and Lenders with respect to the above pricing level shall be deemed to be a one-time agreement, and the Applicable Margin under the Credit Agreement shall at all times hereafter be determined based requirements set forth in the Credit Agreement.
2.    Amendment to Credit Agreement.
(a)    The following definition is hereby inserted in Article I of the Credit Agreement in appropriate alphabetical order:
“Fitch shall mean Fitch Ratings, Inc. and any successor thereto.”
(b)    The paragraph in the definition of Applicable Margin immediately preceding the IGR Pricing Grid is hereby deleted in its entirety and shall be replaced by the following:
“Notwithstanding the foregoing, in the event that, following the Closing Date, the REIT Guarantor obtains a credit rating of BBB-/Baa3 or higher from S&P or Moody’s (each such rating, an “Investment Grade Rating”) on its senior long term

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unsecured debt, then at the election of the Borrower, which election shall be irrevocable if made, then the Pricing Grid set forth above shall be replaced in its entirety with, and the Applicable Margin shall thereafter be determined by reference to, the grid set forth below (the “IGR Pricing Grid”). In the event that the REIT Guarantor obtains two Investment Grade Ratings (which, for the purposes of this sentence only, shall include a credit rating from Fitch) and the Borrower elects to replace the Pricing Grid with the IGR Pricing Grid, then the Applicable Margin shall be determined by reference to the IGR Pricing Grid as follows: (i) if the lower of the two Investment Grade Ratings is one level below the higher of the Investment Grade Ratings as set forth in the IGR Pricing Grid, then the Applicable Margin shall be the higher of the two Investment Grade Ratings, and (ii) if the lower of the two Investment Grade Ratings is two or more levels below the higher of the Investment Grade Ratings as set forth in the IGR Pricing Grid, then the Applicable Margin shall be the level of the IGR Pricing Grid that is one level below the highest Investment Grade Rating received by the REIT Guarantor. If at any time when the REIT Guarantor has three (3) Investment Grade Ratings (which, for the purposes of this sentence only, shall include a credit rating from Fitch), such Investment Grade Ratings are not equivalent, then (A) if the difference between the highest and the lowest of such Investment Grade Ratings is one ratings category (e.g. Baa2 by Moody’s and BBB- by S&P or Fitch), the Applicable Margin shall be the level of the IGR Pricing Grid based on the highest of the Investment Grade Ratings, and (B) if the difference between such Investment Grade Ratings is two ratings categories (e.g. Baa1 by Moody’s and BBB- by S&P or Fitch) or more, the Ratings-Based Applicable Margin shall be the level of the IGR Pricing Grid based on the average of the two (2) highest Investment Grade Ratings, provided that if such average is not a recognized rating category, then the Applicable Margin shall be the level of the IGR Pricing Grid based on the second highest Investment Grade Rating. If the REIT Guarantor has neither a Credit Rating from Moody’s nor S&P, then the highest pricing will apply.”
3.    Representations and Warranties.
(a)    The Loan Parties hereby represent, warrant and covenant with Administrative Agent and Lenders that, as of the date hereof:

(i)
All representations and warranties made in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent that such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects of such earlier date (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects).

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(ii)	There exists no Default or Event of Default under any of the Loan Documents.
4.    Conditions to Effectiveness. This Amendment shall not be effective (the “First Amendment Effective Date”) until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent:
(a)    This Amendment shall have been duly executed and delivered by the Loan Parties, the Administrative Agent and the Lenders.
(b)    All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment shall have been duly and effectively taken. The Lenders shall have received such customary corporate resolutions, certificates and other customary corporate documents as the Administrative Agent shall reasonably request.
(c)    After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
5.    This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Amendment. The Loan Parties hereby ratify, confirm and reaffirm all of the terms and conditions of the Credit Agreement, and each of the other Loan Documents, and further acknowledges and agrees that all of the terms and conditions of the Credit Agreement shall remain in full force and effect except as expressly provided in this Amendment. This Amendment constitutes a Loan Document for all purposes under the Credit Agreement.
6.    Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.
7.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
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It is intended that this Amendment take effect as an instrument under seal as of the date first written above.

CTR PARTNERSHIP, L.P., a Delaware limited partnership
By: CareTrust GP, LLC, its general partner

By: CareTrust REIT, Inc., its sole member

By: /s/ William M. Wagner___
Name: William M. Wagner
Title: Chief Financial Officer, Treasurer and Secretary

CARETRUST REIT, INC., a Maryland corporation By: /s/ William M. Wagner_______________ Name: William M. Wagner Title: Chief Financial Officer, Treasurer and Secretary
CARETRUST CAPITAL CORP., a Delaware corporation By: /s/ William M. Wagner_______________ Name: William M. Wagner Title: Chief Financial Officer, Treasurer and Secretary

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CARETRUST GP, LLC
CTR ARVADA PREFERRED, LLC
CTR CASCADIA PREFERRED, LLC, each a Delaware limited liability company

By: /s/ William M. Wagner_______________
Name: William M. Wagner
Title: Chief Financial Officer, Treasurer and Secretary

4TH STREET HOLDINGS LLC
18TH PLACE HEALTH HOLDINGS LLC
49TH STREET HEALTH HOLDINGS LLC
51ST AVENUE HEALTH HOLDINGS LLC
ANSON HEALTH HOLDINGS LLC
ARAPAHOE HEALTH HOLDINGS LLC
ARROW TREE HEALTH HOLDINGS LLC
AVENUE N HOLDINGS LLC
BIG SIOUX RIVER HEALTH HOLDINGS LLC
BOARDWALK HEALTH HOLDINGS LLC
BOGARDUS HEALTH HOLDINGS LLC
BURLEY HEALTHCARE HOLDINGS LLC
CASA LINDA RETIREMENT LLC
CEDAR AVENUE HOLDINGS LLC
CHERRY HEALTH HOLDINGS LLC
CM HEALTH HOLDINGS LLC
COTTONWOOD HEALTH HOLDINGS LLC
DALLAS INDEPENDENCE LLC
DIXIE HEALTH HOLDINGS LLC
EMMETT HEALTHCARE HOLDINGS LLC
ENSIGN BELLFLOWER LLC
ENSIGN HIGHLAND LLC
ENSIGN SOUTHLAND LLC
EVERGLADES HEALTH HOLDINGS LLC
EXPO PARK HEALTH HOLDINGS LLC
EXPRESSWAY HEALTH HOLDINGS LLC
FALLS CITY HEALTH HOLDINGS LLC
FIFTH EAST HOLDINGS LLC
FIG STREET HEALTH HOLDINGS LLC
FLAMINGO HEALTH HOLDINGS LLC
FORT STREET HEALTH HOLDINGS LLC
GAZEBO PARK HEALTH HOLDINGS LLC
GILLETTE PARK HEALTH HOLDINGS LLC

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[Signature page to First Amendment to Amended and Restated Credit and Guaranty Agreement]

GOLFVIEW HOLDINGS LLC
GRANADA INVESTMENTS LLC
GUADALUPE HEALTH HOLDINGS LLC
HILLENDAHL HEALTH HOLDINGS LLC
HILLVIEW HEALTH HOLDINGS LLC
IRVING HEALTH HOLDINGS LLC
IVES HEALTH HOLDINGS LLC
JEFFERSON RALSTON HOLDINGS LLC
JORDAN HEALTH PROPERTIES LLC
JOSEY RANCH HEALTHCARE HOLDINGS LLC
KINGS COURT HEALTH HOLDINGS LLC
LAFAYETTE HEALTH HOLDINGS LLC
LEMON RIVER HOLDINGS LLC
LOCKWOOD HEALTH HOLDINGS LLC
LONG BEACH HEALTH ASSOCIATES LLC
LOWELL HEALTH HOLDINGS LLC
LOWELL LAKE HEALTH HOLDINGS LLC
LUFKIN HEALTH HOLDINGS LLC
MEADOWBROOK HEALTH ASSOCIATES LLC
MEMORIAL HEALTH HOLDINGS LLC
MESQUITE HEALTH HOLDINGS LLC
MISSION CCRC LLC
MOENIUM HOLDINGS LLC
MOUNTAINVIEW COMMUNITYCARE LLC
NORTHSHORE HEALTHCARE HOLDINGS LLC
OLESON PARK HEALTH HOLDINGS LLC
OREM HEALTH HOLDINGS LLC
PAREDES HEALTH HOLDINGS LLC
PLAZA HEALTH HOLDINGS LLC
POLK HEALTH HOLDINGS LLC
PRAIRIE HEALTH HOLDINGS LLC
PRICE HEALTH HOLDINGS LLC
QUEEN CITY HEALTH HOLDINGS LLC
QUEENSWAY HEALTH HOLDINGS LLC
RB HEIGHTS HEALTH HOLDINGS LLC
REGAL ROAD HEALTH HOLDINGS LLC
RENEE AVENUE HEALTH HOLDINGS LLC
RILLITO HOLDINGS LLC
RIO GRANDE HEALTH HOLDINGS LLC
SALMON RIVER HEALTH HOLDINGS LLC
SALT LAKE INDEPENDENCE LLC
SAN CORRINE HEALTH HOLDINGS LLC
SARATOGA HEALTH HOLDINGS LLC
SILVER LAKE HEALTH HOLDINGS LLC
SILVERADA HEALTH HOLDINGS LLC
SKY HOLDINGS AZ LLC

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[Signature page to First Amendment to Amended and Restated Credit and Guaranty Agreement]

SNOHOMISH HEALTH HOLDINGS LLC
SOUTH DORA HEALTH HOLDINGS LLC
STILLHOUSE HEALTH HOLDINGS LLC
TEMPLE HEALTH HOLDINGS LLC
TENTH EAST HOLDINGS LLC
TERRACE HOLDINGS AZ LLC
TRINITY MILL HOLDINGS LLC
TROUSDALE HEALTH HOLDINGS LLC
TULALIP BAY HEALTH HOLDINGS LLC
VALLEY HEALTH HOLDINGS LLC
VERDE VILLA HOLDINGS LLC
WAYNE HEALTH HOLDINGS LLC
WILLITS HEALTH HOLDINGS LLC
WILLOWS HEALTH HOLDINGS LLC
WISTERIA HEALTH HOLDINGS LLC, each a Nevada limited liability company

By: /s/ William M. Wagner_______________
Name: William M. Wagner
Title: Chief Financial Officer, Treasurer and Secretary

[Signature page to First Amendment to Amended and Restated Credit and Guaranty Agreement]

ADMINISTRATIVE AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent, as the Issuing Bank, as the Swingline Lender and as a Lender

By: /s/ Eric Hafertepen________________
Name: Eric Hafertepen
Title: Vice President, Real Estate Capital

[Signature page to First Amendment to Amended and Restated Credit and Guaranty Agreement]

BMO HARRIS BANK N.A., as a Lender By: /s/ Lloyd Baron__________________ Name: Lloyd Baron Title: Director

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CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Bruce Chen___________________ Name: Bruce Chen Title: Authorized Signatory

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WELLS FARGO BANK, N.A., as a Lender By: /s/ Darin Mullis_________________ Name: Darin Mullis Title: Managing Director

[Signature page to First Amendment to Amended and Restated Credit and Guaranty Agreement]

BARCLAYS BANK PLC, as a Lender By: /s/ Craig Malloy_______________ Name: Craig Malloy Title: Director

[Signature page to First Amendment to Amended and Restated Credit and Guaranty Agreement]

RAYMOND JAMES BANK, N.A., as a Lender By: /s/ Matt Stein____________________ Name: Matt Stein Title: Senior Vice President

[Signature page to First Amendment to Amended and Restated Credit and Guaranty Agreement]

FIFTH THIRD BANK, as a Lender By: /s/ Thomas Avery_____________ Name: Thomas Avery Title: Director

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THE HUNTINGTON NATIONAL BANK, as a Lender By: /s/ Eva S. McQuillen______________ Name: Eva S. McQuillen Title: Vice President

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FIRST BANK, A MISSOURI STATE CHARTERED BANK, as a Lender By: /s/ Phillip M. Lykens____________ Name: Phillip M. Lykens Title: Senior Vice President

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BANK OF AMERICA, N.A., as a Lender By: /s/ Sebastian Lurie_______________ Name: Sebastian Lurie Title: Senior Vice President

[Signature page to First Amendment to Amended and Restated Credit and Guaranty Agreement]